Exhibit 10.2

EXECUTION VERSION

LIMITED CONSENT AND NINTH AMENDMENT TO THIRD

AMENDED AND RESTATED CREDIT AGREEMENT

This LIMITED CONSENT AND NINTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of December 9, 2016, by and among MRC ENERGY COMPANY, a Texas corporation (the “Borrower”), the LENDERS party hereto and ROYAL BANK OF CANADA, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”). Unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain Third Amended and Restated Credit Agreement, dated as of September 28, 2012 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that the Borrower intends to enter into a tack-on offering in respect of the existing Senior Notes which will require an amendment or similar modification to the existing Senior Note Documents to increase the maximum principal amount of the Senior Notes (the “Senior Note Increase”); and

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders (i) amend the Credit Agreement in certain respects and (ii) consent to the Senior Notes Increase, in each case, subject to the terms and conditions set forth herein, and the Administrative Agent and the Lenders have agreed to such request on the terms and conditions hereinafter set forth.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Administrative Agent and the Lenders hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 3 of this Amendment, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1 Amended Definitions. The following definition in Section 1.1 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

“Excluded Hedges” means, collectively, Commodity Hedging Agreements that (a) are basis differential swaps on volumes of crude oil, natural gas or natural gas liquids already hedged under other Commodity Hedging Agreements permitted by Section 8.11 or (b) are a hedge of volumes of crude oil or natural gas or natural gas liquids by means of a price “floor” for which there exists no deferred obligation to pay the related premium or other purchase price or the only deferred obligation is to either pay the premium or other purchase price on each settlement date, or pay the financing for such premium or other purchase price.

1.2 Limitation on Debt. Section 8.1 of the Credit Agreement shall be and it hereby is amended by amending and restating clause (q) thereof in its entirety to read as set forth below:

(q) unsecured Debt under the Senior Notes (and any Permitted Refinancing thereof), including any Debt constituting guarantees thereof by any Credit Party; in an aggregate principal amount not to exceed $600,000,000.00 at any time outstanding; provided that (i) at the time of and immediately after giving effect to each issuance of Senior Notes (and any Permitted Refinancing thereof), no Default shall have occurred and be continuing and (ii) in connection with the issuance of Senior Notes, the Borrower shall prepay the Loans and/or deposit cash collateral to the extent required pursuant to Section 2.10(c);

SECTION 2. Limited Consent to Senior Notes Increase. The Senior Notes Increase requires the consent of the Lenders under Section 8.13(b) of the Credit Agreement. Subject to the conditions described in this Amendment, the Administrative Agent and the Lenders hereby consent to the Senior Notes Increase and agree that, notwithstanding anything herein, or in the Credit Agreement or any other Loan Document to the contrary, the transactions contemplated by the Senior Notes Increase shall not result in a violation of Sections 8.13(b) of the Credit Agreement; provided that, (i) the Borrower shall use any net cash proceeds received by it or any other Credit Party in respect of all of the Senior Notes Increase to prepay the Loans, with such prepayment to be made in accordance with Section 2.10(c) of the Credit Agreement and (ii) both before and immediately after giving effect to the Senior Notes Increase, no Default or Event of Default shall have occurred and be continuing. The consent set forth in this Section 2 is expressly limited as follows: (A) such consent is limited solely to the Senior Notes Increase on and subject to the terms and conditions hereof and (B) such consent is a limited one-time consent, and nothing contained herein shall obligate the Administrative Agent or the Lenders to grant any additional or future consent, or to grant any waiver of Section 8.13 of the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document other than as expressly provided in this Amendment.

SECTION 3. Conditions. The amendments to the Credit Agreement contained in Section 1 of this Amendment and the limited consent contained in Section 2 of this Amendment, in each case, shall be effective concurrently with the closing of the contemplated additional Senior Notes offering and upon the satisfaction of each of the conditions set forth in this Section 3.

3.1 Execution and Delivery. The Administrative Agent shall have received a duly executed counterpart of (a) this Amendment signed by the Borrower and the Lenders and (b) the Consent and Reaffirmation attached hereto signed by each Guarantor.

3.2 No Default. After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

3.3 Other Documents. The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transactions provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance reasonably satisfactory to the Administrative Agent (it being understood that “documents” as used in this Section 3 does not include the Senior Note Documents; however, such Senior Note Documents are subject to the conditions and restrictions as set forth in the Credit Agreement after giving effect to this Amendment).

SECTION 4. Certain Post-Closing Covenants.

4.1 Additional Senior Notes. Promptly after the issuance of the additional Senior Notes of the Parent, but in any event no later than the effective date of the Senior Notes Increase, the Administrative Agent shall have received copies of the material Senior Note Documents, certified by a Responsible Officer of the Borrower to be correct and complete copies of such Senior Note Documents.

SECTION 5. Representations and Warranties. To induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Lenders as follows:

5.1 Reaffirmation of Representations and Warranties. After giving effect to the amendments herein, each representation and warranty of the Borrower, the Parent and each other Credit Party contained in the Credit Agreement and in each of the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof (without duplication of any materiality qualifier contained therein), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such specified earlier date.

5.2 Corporate Authority; No Conflicts. The execution, delivery and performance by the Borrower of this Amendment and all documents, instruments and agreements contemplated herein are within the Borrower’s corporate powers, have been duly authorized by necessary corporate action by the Borrower, require no action by or in respect of, or filing with, any court or agency of government (except for the recording and filing of Collateral Documents and financing statements) and (a) do not violate in any material respect any Requirement of Law, (b) are not in contravention of the terms of any material Contractual Obligation, indenture, agreement or undertaking to which the Borrower is a party or by which it or its properties are bound where such violation could reasonably be expected to have a Material Adverse Effect, and (c) do not result in the creation or imposition of any Lien upon any of the assets of the Borrower except for Liens permitted by Section 8.2 of the Credit Agreement and otherwise as permitted in the Credit Agreement.

5.3 Enforceability. This Amendment constitutes the valid and binding obligation of the Borrower enforceable in accordance with its terms, except as the enforceability thereof may be limited by (i) bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) equitable principles of general application.

5.4 No Default. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 6. Miscellaneous.

6.1 Reaffirmation of Loan Documents and Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by the Borrower. The Borrower hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of the Borrower, the Parent or any other Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof, except as amended and modified hereby.

6.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

6.3 Further Assurances. The Borrower covenants and agrees from time to time, as and when reasonably requested by the Administrative Agent or the Lenders, to execute and deliver or cause to be executed or delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Administrative Agent or the Lenders may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Amendment.

6.4 Legal Expenses. The Borrower hereby agrees to pay all reasonable and documented out-of-pocket fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

6.5 Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

6.6 Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

6.7 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

6.8 Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of Texas.

6.9 Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

6.10 Reference to and Effect on the Loan Documents.

(a) This Amendment shall be deemed to constitute a Loan Document for all purposes and in all respects. Each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference in the Credit Agreement or in any other Loan Document, or other agreements, documents or other instruments executed and delivered pursuant to the Credit Agreement to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver of any provision of any of the Loan Documents.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective authorized officers to be effective as of the date first above written.

BORROWER:

MRC ENERGY COMPANY, as Borrower

By:	/s/ David E. Lancaster
Name:	David E. Lancaster
Title:	Executive Vice President

SIGNATURE PAGE

ROYAL BANK OF CANADA, as Administrative Agent

By:	/s/ Rodica Dutka
Name:	Rodica Dutka
Title:	Manager, Agency

ROYAL BANK OF CANADA, as a Lender and as an Issuing Lender

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

SIGNATURE PAGE

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Raza Jafferi
Name:	Raza Jafferi
Title:	Vice President

SIGNATURE PAGE

COMERICA BANK, as a Lender and as an Issuing Lender

By:	/s/ John S. Lesikar
Name:	John S. Lesikar
Title:	Senior Vice President

SIGNATURE PAGE

SUNTRUST BANK, as a Lender

By:	/s/ Yann Pirio
Name:	Yann Pirio
Title:	Managing Director

SIGNATURE PAGE

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Alan Dawson
Name:	Alan Dawson
Title:	Director

SIGNATURE PAGE

BMO HARRIS FINANCING, INC., as a Lender

By:	/s/ Matthew L. Davis
Name:	Matthew L. Davis
Title:	Vice President

SIGNATURE PAGE

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Edward Markham
Name:	Edward Markham
Title:	Vice President

SIGNATURE PAGE

IBERIABANK, as a Lender

By:	/s/ Moni Collins
Name:	Moni Collins
Title:	Senior Vice President

SIGNATURE PAGE

CONSENT AND REAFFIRMATION

Each of the undersigned (each a “Guarantor”) hereby (i) acknowledges receipt of a copy of the foregoing Ninth Amendment to Third Amended and Restated Credit Agreement (the “Ninth Amendment”); (ii) consents to the Borrower’s execution and delivery thereof; (iii) consents to the terms of the Ninth Amendment; (iv) affirms that nothing contained therein shall modify in any respect whatsoever its guaranty of the Indebtedness pursuant to the terms of the Guaranty or the Liens granted by it pursuant to the terms of the other Loan Documents to which it is a party securing payment and performance of the Indebtedness, (v) reaffirms that the Guaranty and the other Loan Documents to which it is a party and such Liens are and shall continue to remain in full force and effect and are hereby ratified and confirmed in all respects and (vi) represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof, (x) all of the representations and warranties made by it in each of the Loan Documents to which it is a party are true and correct in all material respects (without duplication of any materiality qualifier contained therein), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such specified earlier date, and (y) after giving effect to the Ninth Amendment, no Default or Event of Default has occurred and is continuing. Although each Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, each Guarantor understands that neither the Administrative Agent nor any of the Lenders have any obligation to inform any Guarantor of such matters in the future or to seek any Guarantor’s acknowledgment or agreement to future amendments or waivers for the Guaranty and other Loan Documents to which it is a party to remain in full force and effect, and nothing herein shall create such duty or obligation.

[SIGNATURE PAGES FOLLOW]

CONSENT AND REAFFIRMATION

IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of the Ninth Amendment.

GUARANTORS:

MATADOR RESOURCES COMPANY

MRC ENERGY SOUTHEAST COMPANY, LLC

MRC ENERGY SOUTH TEXAS COMPANY, LLC

MRC PERMIAN COMPANY

MRC ROCKIES COMPANY

MATADOR PRODUCTION COMPANY

LONGWOOD GATHERING AND DISPOSAL SYSTEMS GP, INC.

DELAWARE WATER MANAGEMENT COMPANY, LLC

LONGWOOD MIDSTREAM DELAWARE, LLC

LONGWOOD MIDSTREAM SOUTHEAST, LLC

LONGWOOD MIDSTREAM SOUTH TEXAS, LLC

SOUTHEAST WATER MANAGEMENT COMPANY, LLC

MRC DELAWARE RESOURCES, LLC

DLK BLACK RIVER MIDSTREAM, LLC

MRC PERMIAN LKE COMPANY, LLC

BLACK RIVER WATER MANAGEMENT COMPANY, LLC

By:
Name:	David E. Lancaster
Title:	Executive Vice President

LONGWOOD GATHERING AND DISPOSAL SYSTEMS, LP

By:	Longwood Gathering and Disposal Systems GP, Inc., its General Partner

By:
Name:	David E. Lancaster
Title:	Executive Vice President

CONSENT AND REAFFIRMATION SIGNATURE PAGE